Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual report of National Investment Managers Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leonard Neuhaus, Chief Financial and Operating Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:  March 29, 2006                          By: /s/ Leonard Neuhaus
                                                   --------------------
                                                   Leonard Neuhaus
                                                   Chief Financial and Operating
                                                   Officer (Principal Accounting
                                                   and Financial Officer)